SCUDDER
INVESTMENTS(SM)
[LOGO]


-----------------------
EQUITY/DOMESTIC
-----------------------

Scudder Balanced
Fund
Fund #062











Semiannual Report
June 30, 2000



For investors seeking a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed-income securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------


                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      23   Financial Statements

                      26   Financial Highlights

                      27   Notes to Financial Statements

                      31   Shareholder Meeting Results

                      32   Officers and Trustees

                      33   Investment Products and Services

                      35   Account Management Resources

Scudder Balanced Fund

--------------------------------------------------------------------------------
ticker symbol SCBAX                                              fund number 062
--------------------------------------------------------------------------------

Date of            o    Stocks experienced significant volatility in the
Inception:              first six months of 2000, with the most dramatic
1/04/93                 fluctuations occurring in the technology sector.

                   o    Despite the rising interest rate environment, bonds
                        provided positive performance and a meaningful source
Total Net               of diversification for equity investors.
Assets as
of 6/30/00:        o    The fund maintained an overweight position in
$560 million            equities, where its positions in technology stocks
                        and pharmaceuticals helped boost returns. In the fixed income portion of the portfolio, management's decision to overweight Treasuries at the expense of corporates proved beneficial to performance.

                   o According to Lipper Analytical services, Scudder Balanced Fund finished in the 27th percentile of comparable funds over the one year period, and in the 19th and 24th percentiles over the three- and five-year periods, respectively.^1


^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended June 30, 2000 Scudder Balanced Fund's Lipper ranking was 121 out of 461 balanced funds for the one-year period, 62 out of 340 funds for the three-year period, and 55 out of 237 for the five-year period. Past performance is no guarantee of future results.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,



For many investors, the strong performance of the U.S. stock market diminished the attractiveness of diversification during the second half of the 1990s. As investors watched the Nasdaq index surpass new milestones on what seemed to be a monthly basis, the temptation to move into technology stocks was sometimes irresistible. But as the events of the first half of 2000 demonstrated, diversification remains as important as ever. In a period in which stocks experienced significant volatility and actually lost ground (as measured by the S&P 500 Index), investors who abandoned their investment plan in favor of a heavy weighting in more aggressive sectors generally saw their portfolios lose substantial ground. On the other hand, those who sought to diversify into bonds and multiple sectors of the stock market generally benefited from their diversified approach.

We believe that the lesson from the last six months is that no matter what is taking place in the financial markets, it is essential for investors to stay focused on their goals and ensure that their investments are appropriately suited for their needs. Unless you plan to devote your energies to investing every day, we think that you will benefit from taking a long-term approach that includes exposure to several asset classes. This includes domestic and international stocks, small-caps, fixed income, and money market funds. As a shareholder of Scudder Balanced Fund, you already hold a key element of a diversified portfolio. The fund's investment in both stocks and bonds has allowed it to ride out a volatile period with a lower degree of share price fluctuation than more concentrated portfolios. For more information on where the fund's managers have found opportunities during the first half of the year, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued investment in Scudder Balanced Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President,
Scudder Balanced Fund

Performance Update
--------------------------------------------------------------------------------
                                                                   June 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------


THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

              Scudder Balanced Fund       S&P 500 Index*        LBAB Index*

         '93        10000                    10000               10000
         '94         9839                    10546               10351
         '95        11724                    13293               11650
         '96        13606                    16749               12234
         '97        16313                    22564               13232
         '98        19839                    29370               14626
         '99        22385                    36056               15084
         '00        24298                    38673               15770


                          Yearly periods ended June 30

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                       Total Return
                               Growth of                            Average
Period ended 6/30/2000          $10,000         Cumulative           Annual
-----------------------------------------------------------------------------
Scudder Balanced Fund
-----------------------------------------------------------------------------
1 year                         $  10,855            8.55%             8.55%
-----------------------------------------------------------------------------
5 year                         $  20,724          107.24%            15.69%
-----------------------------------------------------------------------------
Life of Fund**                 $  24,298          142.98%            12.58%
-----------------------------------------------------------------------------
S&P 500 Index (60%) and LBAB Index (40%)*
-----------------------------------------------------------------------------
1 year                         $  10,643            6.43%             6.43%
-----------------------------------------------------------------------------
5 year                         $  21,719          117.19%            16.76%
-----------------------------------------------------------------------------
Life of Fund**                 $  27,421          174.21%            14.57%
-----------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on January 4, 1993. Index comparisons begin January 31, 1993.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER BALANCED FUND TOTAL RETURN (%) AND
S&P 500 INDEX (60%) AND LBAB INDEX (40%)* TOTAL RETURN (%)

                                   Yearly periods ended June 30

                   1993**  1994    1995   1996   1997   1998   1999   2000
------------------------------------------------------------------------------
Fund Total
Return (%)          -1.07   -.54  19.16   16.05  19.90  21.61  12.83   8.55
------------------------------------------------------------------------------
Index Total
Return (%)           4.30    .49  20.72   19.02  23.64  22.21  15.21   6.43
------------------------------------------------------------------------------
Net Asset
Value ($)           11.82  11.49  13.33   14.74  16.51  18.71  19.74  20.80
------------------------------------------------------------------------------
Income
Dividends
($)                   .05    .28    .32     .32    .09    .47    .33    .33
------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                    --     --     --     .37     --    .76    .95    .29
------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on January 4, 1993. Index comparisons begin January 31, 1993.

         All performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, total return for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  June 30, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                    Management generally
Common Stocks               64%                 targets a stock-bond mix
Fixed Income Holdings       33%                              of 65%-35%.
Cash Equivalents             3%
------------------------------------
                           100%
------------------------------------


--------------------------------------------------------------------------------
Fixed Income Holdings
--------------------------------------------------------------------------------
(Excludes 3% Cash Equivalents)                          The fund's heavy
                                                 weighting in government
Type                                              securities -- the best
------------------------------------            performing sector of the
U.S. Government Agencies      69%                  bond market -- proved
Corporate Bonds               19%                     beneficial to fund
U.S. Government Agency                                      performance.
   Pass-Thrus                  7%
Asset-Backed                   2%
Collateralized Mortgage
   Obligations                 2%
Foreign Bonds --
   U.S.$ Denominated           1%
------------------------------------
                             100%
------------------------------------

Quality
------------------------------------
U.S. Government and
   Agencies                   63%
AAA                           18%
AA                             1%
A                             11%
BBB                            6%
Not Rated                      1%
------------------------------------
                             100%
------------------------------------
Weighted Average Quality: AAA

--------------------------------------------------------------------------------
Equity Holdings
--------------------------------------------------------------------------------
(Excludes 3% Cash Equivalents)                        An overweight position
                                                    in technology stocks was
Technology                  27%                       helpful to performance
Financial                   17%                         despite the sector's
Health                      16%                           spring correction.
Media                        8%
Consumer Discretionary       6%
Energy                       6%
Manufacturing                6%
Consumer Staples             6%
Durables                     3%
Other                        5%
------------------------------------
                           100%
------------------------------------



Five Largest Equity Holdings
----------------------------------------------------------

  1.     Intel Corp.
         Producer of semiconductor memory circuits

  2.     General Electric Co.
         Producer of electrical equipment

  3.     Microsoft Corp.
         Developer of computer software

  4.     Cisco Systems, Inc.
         Manufacturer of computer network products

  5.     PepsiCo, Inc.
         Provider of soft drinks, snack foods and food services


For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2000

In the following interview, portfolio manager Gary A. Langbaum discusses the recent market environment and the strategy of Scudder Balanced Fund during the six-month period ended June 30, 2000.

Q: The financial markets have experienced quite a bit of volatility over the past six months. Starting with the fixed income side first, what have been the issues impacting the bond market?

A: The bond market's performance has been the direct result of investors' shifting expectations regarding the direction of interest rates, as well as changes in the balance of supply and demand in the market. Long-term bonds generally rose during the period as a result of the Treasury's buyback program, which is designed to reduce outstanding debt by curtailing issuance and taking existing bonds off investors' hands. Seeing the potential for a significant reduction in supply, investors moved into longer-term bonds (where the Treasury was focusing its buyback efforts), driving up prices and sending yields plummeting. At the same time, shorter-term government bonds were experiencing the pressure associated with the Federal Reserve's interest rate increases. The combination of continued strong growth, a shrinking pool of available workers, rising energy prices, and a roaring stock market compelled the Fed to boost rates by a full point to slow growth to a more manageable pace. As the reporting period drew to a close, signs began to emerge that the economy was beginning to slow down after all, suggesting that the Fed's rate increases were finally beginning to have an effect. Sensing an end to the tightening cycle, investors moved back into bonds of all maturities in the final six weeks of the period. Amid these fluctuations, Treasuries generally outperformed non-governments such as corporate bonds, mortgage-backed securities, and asset-backeds.

Q: What have been the key factors driving the performance of the stock market?

A: Stocks have also been impacted by changing outlook for interest rates. Enthusiasm for stocks gained momentum through the first two months of the year, reaching a crescendo in early March. This phase was characterized by high trading volumes, enormous inflows of new cash to mutual funds, and explosive moves in scores of individual stocks in the technology and biotech sectors. In mid-March, however, the market suffered a large-scale correction as strong economic growth fueled fears that the Federal Reserve would need to raise rates more than the market originally expected. With seemingly no end in sight to the Fed's tightening cycle, the euphoria that propelled the markets in the early part of the year quickly evaporated, prompting investors to unload their most speculative, richly-valued holdings. As stocks with questionable business plans, weak balance sheets, and no current earnings were reassessed by the markets, many former high-fliers fell as much as 50-80%.

After several weeks of declining stock prices -- which were punctuated by numerous days in which the Nasdaq experienced sell-offs of 5% or more -- evidence began to emerge that the economy may not be overheating after all. Inflation figures (as measured by the Consumer Price Index and the Producer Price Index) were relatively tame, home purchases slowed, and unemployment rose to 4.1% from 3.9%. Suddenly faced with evidence that the Fed's rate hikes were in fact beginning to take hold, investors moved back into equities. The ensuing recovery was sparked by the growing belief that the Fed could now be much less aggressive than the markets had anticipated. However, not all market participants had reason to celebrate. Most smaller, speculative growth stocks remained mired near their lows as skittish investors became less inclined to hold stocks that lacked meaningful earnings. On the other end of the spectrum, stocks in the so-called "old economy" sectors -- which had generally outperformed during the correction -- began to lag on fears that slower growth would take a bite out of earnings. The weaker performance of these sectors demonstrated that even though the major averages moved higher over the latter part of the period, investor confidence remained shaken in the wake of the dramatic spring sell-off.

Q: How has the fund performed in this environment?

A: For the six-month period ended June 30, 2000, Scudder Balanced Fund produced a return of 0.45%, which trailed the 1.45% return of its benchmark, a blend of the S&P 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). In a period characterized by the rapid fluctuations of the financial markets, the fund exhibited a low level of relative volatility due to its extensive diversification. The fund continues to rank well against its peer group across all time periods. According to Lipper Analytical Services, Scudder Balanced Fund finished in the 27th percentile of comparable funds over the one-year period, and in the 19th and 24th percentiles over the three- and five-year periods, respectively.

Q: How have you positioned the equity portion of the portfolio?

A: We continue to employ a strategy known as "GARP," which stands for "growth at a reasonable price." GARP is a disciplined, price-oriented methodology that is designed to help select the strongest candidates from the universe of growth stocks. We utilize a strict quantitative discipline to evaluate current and potential holdings based on their fundamental strengths, sustainability of earnings, and valuations. This process allows us to screen out stocks whose valuations have climbed to excessive levels with respect to their growth potential, and to determine price targets for stocks that are already in the fund. While good companies with superior long-term growth characteristics are generally worth more than less reliable companies that are often "cheap" for a reason, we remain very conscious of valuation in this volatile market environment.

Our target mix of stocks and bonds remains at 65% and 35%, respectively. We believe that an overweight position in equities is warranted given their tendency to outperform bonds over the long term. In general, we have been using market volatility as an opportunity to trim our holdings in stocks that have reached our target prices, and to take advantage of values that have been created by the decline in the broader market.

During the first half of 2000, the most significant contributor to performance was our weighting in technology stocks, in which we held 27.4% of net assets as of the end of the period. Several stocks provided double digit returns, including Xilinx (+86%), Intel (+60%), Oracle (+51%), and Applied Materials (+46%). Another positive was our weighting in pharmaceutical stocks, which generally respond well when a slowdown in the economy appears imminent. Fund holdings in Schering Plough, Pfizer, and Forest Labs helped performance, but we recently trimmed our positions in these names as they reached our price targets. Recent additions in the sector include Baxter International, Alza, and Abbott Labs. On the down side, the fund was hurt by its positions in financials and retailers, both of which were hurt by rising interest rates. We continue to feel that retail stocks will show strength over the second half of the year, given strong consumer demand and a booming job market.

Q: On the fixed income side, what sectors have you been focusing on?

A: In the fixed income portion of the portfolio, we benefited from an overweighting in Treasuries -- the best performing sector of the bond market -- and a concurrent underweighting in corporate bonds, which were hurt by concerns over the effect that slower economic growth would have on the financial strength of U.S. corporations. This positioning allowed us to take advantage of the strong rally in government issues over the first half of the year. As the period drew to a close, we began to look at opportunities among asset-backed issues, which, in our view, offer attractive yields in relation to Treasuries and corporates.

Q: What is your outlook for the markets from here?

A: Looking ahead, we believe that the combination of a slowing economy, low inflation, stable interest rates, and strong corporate earnings will provide a solid foundation for both stocks and bonds. Although we see a positive bias to the market, we believe it is reasonable to expect that volatility will remain an issue as investors keep a close eye on economic data and corporate earnings releases. It is also likely that political issues will also move to the forefront of investors' attention as we move through the third quarter. In our view, the continuation of a split government (which occurs when Congress and the presidency are controlled by opposing parties) will be the ideal outcome for the financial markets. We believe that the fund is well positioned for a positive environment through its large weighting in equities. At the same time, its weighting in bonds should help to mitigate further volatility in the financial markets.

Glossary of Investment Terms
--------------------------------------------------------------------------------

   Asset-Backed  Bonds or notes backed by loan paper or accounts receivable
     Securities  originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank Letter of Credit or by insurance coverage provided by an institution other than the issuer.

Diversification  The spreading of risk by investing in several asset categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

 Inverted Yield  An unusual situation where short-term interest rates are
          Curve higher than long-term interest rates. An inverted curve results when a surge in demand for short-term credit drives up short-term rates, while long-term rates move up more slowly since borrowers are not willing to commit themselves to pay high rates for many years. This scenario is often indicative of negative sentiment concerning a country's economic health.

      Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

    Yield Curve  A graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                              Principal
                                                              Amount ($)    Value ($)
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
Repurchase Agreements 2.8%
-------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.48%, to be
    repurchased at $15,563,801 on 7/3/2000**
    (Cost $15,561,000) ...................................    15,561,000   15,561,000

-------------------------------------------------------------------------------------
U.S. Government & Agencies 22.8%
-------------------------------------------------------------------------------------

 U.S. Treasury Bond, 9.375%, 2/15/2006 ...................    16,000,000   18,300,000
 U.S. Treasury Bond, 6.5%, 2/15/2010 .....................    32,750,000   33,870,705
 U.S. Treasury Bond, 6.125%, 8/15/2029 ...................     6,300,000    6,363,000
 U.S. Treasury Inflationary-Indexed Security, 3.975%,
    1/15/2009 ............................................     2,000,000    2,055,791
 U.S. Treasury Inflationary-Indexed Security, 3.79%,
    4/15/2028 ............................................     1,750,000    1,765,495
 U.S. Treasury Note, 6.625%, 5/31/2002 ...................    13,500,000   13,550,625
 U.S. Treasury Note, 7.25%, 8/15/2004 ....................    24,000,000   24,813,840
 U.S. Treasury Note, 7.5%, 2/15/2005 .....................    18,500,000   19,390,220
 U.S. Treasury Note, 6.75%, 5/15/2005 ....................     6,300,000    6,446,664

-------------------------------------------------------------------------------------
Total U.S. Government & Agencies (Cost $126,835,977)                      126,556,340
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 2.5%
-------------------------------------------------------------------------------------

 Federal National Mortgage Association:
    5.125%, 2/13/2004 ....................................     2,600,000    2,440,334
    7.125%, 2/15/2005 ....................................     2,050,000    2,058,323
    6.5% with various maturities to 3/1/2028 .............     3,518,551    3,319,533
 Government National Mortgage Association Pass-thru
    Certificates, 7% with various maturities to 3/15/2029      6,014,298    5,837,627

-------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $14,121,858)                 13,655,817
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Collateralized Mortgage Obligations 0.7%
-------------------------------------------------------------------------------------

 Residential Accredit Loans, Inc., Series 1997-A7, 7.25%,
    11/25/2027 (Cost $3,942,975) .........................     3,877,541    3,736,980

-------------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 0.3%
-------------------------------------------------------------------------------------

 PacifiCorp Australia LLC, 6.15%, 1/15/2008
    (Cost $1,991,700) ....................................     2,000,000    1,844,580

    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Backed 0.7%
--------------------------------------------------------------------------------

 Automobile Receivables 0.4%
 First Security Auto Owner Trust, Series 1999-2 A3, 6%,
    10/15/2003 ........................................   2,000,000    1,984,688
 Credit Card Receivables 0.3%
 MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ......   1,500,000    1,445,624

--------------------------------------------------------------------------------
Total Asset Backed (Cost $3,496,688)                                   3,430,312
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Corporate Bonds 6.2%
--------------------------------------------------------------------------------

 Consumer Discretionary 0.3%
 MGM Grand Inc., 9.75%, 6/1/2007 ......................     875,000      888,125
 Park Place Entertainment, Inc., 8.5%, 11/15/2006 .....     600,000      589,554
                                                                    ------------
                                                                       1,477,679
                                                                    ------------
 Consumer Staples 0.3%
 Bass America Inc., 6.625%, 3/1/2003 ..................   1,500,000    1,463,820
                                                                    ------------
 Communications 0.9%
 Sprint Capital Corp., 6.375%, 5/1/2009 ...............   3,500,000    3,159,870
 Vodafone AirTouch plc, 6.25%, 2/15/2010 ..............   2,150,000    2,097,239
                                                                    ------------
                                                                       5,257,109
                                                                    ------------
 Financial 2.7%
 Firststar Bank, 7.125%, 12/1/2009 ....................   1,500,000    1,423,230
 Ford Motor Credit Co., 6.7%, 7/16/2004 ...............   4,100,000    3,972,326
 Ford Motor Credit Co., 7.375%, 10/28/2009 ............   1,950,000    1,886,177
 General Electric Capital Corp., 7%, 2/3/2003 .........   2,150,000    2,140,648
 General Motors Acceptance Corp., 6.15%, 4/5/2007 .....     350,000      322,242
 General Motors Acceptance Corp. Note, 6.15%,
    4/5/2007 ..........................................     380,000      349,862
 Merrill Lynch & Co., Inc., 6%, 2/17/2009 .............   1,150,000    1,025,421
 PNC Funding Corp., 7%, 9/1/2004 ......................   1,150,000    1,115,397
 PNC Funding Corp., 7.5%, 11/1/2009 ...................   2,050,000    1,995,019
 Prudential Insurance Co., 6.375%, 7/23/2006 ..........   1,000,000      922,400
                                                                    ------------
                                                                      15,152,722
                                                                    ------------
 Media 1.0%
 Cablevision Systems Corp., 7.875%, 12/15/2007 ........   2,325,000    2,232,000
 News America Holdings, Inc., 9.25%, 2/1/2013 .........   1,000,000    1,080,610
 TCI-Communications, Inc., 8%, 8/1/2005 ...............   1,000,000    1,021,100



    The accompanying notes are an integral part of the financial statements.

                                                       Principal
                                                       Amount ($)    Value ($)
------------------------------------------------------------------------------

 Time Warner, Inc., 9.125%, 1/15/2013 ...............   1,000,000    1,095,900
                                                                  ------------
                                                                     5,429,610
                                                                  ------------
 Durables 0.2%
 Daimler-Chrysler North America Holdings, 7.375%,
    9/15/2006 .......................................     950,000      934,363
                                                                  ------------
 Energy 0.5%
 Atlantic Richfield Co., 5.55%, 4/15/2003 ...........   2,000,000    1,928,160
 Petroleum Geo-Services, 7.5%, 3/31/2007 ............   1,000,000      959,910
                                                                  ------------
                                                                     2,888,070
                                                                  ------------
 Transportation 0.1%
 Delta Air Lines, 7.9%, 12/15/2009 ..................     500,000      467,300
                                                                  ------------
 Utilities 0.3%
 Alabama Power Co., 7.125%, 8/15/2004 ...............     500,000      494,600
 Detroit Edison Co., 7.5%, 2/1/2005 .................   1,000,000      990,150
                                                                  ------------
                                                                     1,484,750
                                                                  ------------

------------------------------------------------------------------------------
Total Corporate Bonds (Cost $34,946,241)                            34,555,423
------------------------------------------------------------------------------



                                                          Shares
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Common Stocks 64.0%
------------------------------------------------------------------------------

 Consumer Discretionary 4.0%
 Department & Chain Stores
 Home Depot, Inc. ...................................     111,100    5,548,056
 Kohl's Corp. .......................................      69,000    3,838,125
 Target Corp. .......................................      66,400    3,851,200
 Wal-Mart Stores, Inc. ..............................     153,500    8,845,438
                                                                  ------------
                                                                    22,082,819
                                                                  ------------
 Consumer Staples 3.5%
 Food & Beverage 2.6%
 H.J. Heinz Co. .....................................     113,100    4,948,125
 PepsiCo, Inc. ......................................     209,100    9,291,881
                                                                  ------------
                                                                    14,240,006
                                                                  ------------
 Package Goods/Cosmetics 1.0%
 Clorox Co. .........................................      39,000    1,747,688


    The accompanying notes are an integral part of the financial statements.

                                           Shares      Value ($)
----------------------------------------------------------------

 Colgate-Palmolive Co. .................    60,800    3,640,400
                                                   ------------
                                                      5,388,088
                                                   ------------
 Health 10.3%
 Biotechnology 1.4%
 Amgen Inc.* ...........................    52,000    3,653,000
 Genentech, Inc. .......................    12,000    2,064,000
 PE Corp-PE Biosystems Group ...........    29,200    1,923,550
                                                   ------------
                                                      7,640,550
                                                   ------------
 Medical Supply & Specialty 2.0%
 Baxter International, Inc. ............   104,500    7,347,656
 Becton, Dickinson & Co. ...............   121,000    3,471,188
                                                   ------------
                                                     10,818,844
                                                   ------------
 Pharmaceuticals 7.0%
 Abbott Laboratories ...................   149,000    6,639,813
 Allergan, Inc. ........................    57,800    4,306,100
 Alza Corp. ............................    40,000    2,365,000
 Eli Lilly & Co. .......................    51,500    5,143,563
 Forest Laboratories, Inc. .............    21,900    2,211,900
 Merck & Co., Inc. .....................    71,000    5,440,375
 Pfizer, Inc. ..........................   184,900    8,875,200
 Schering-Plough Corp. .................    74,500    3,762,250
                                                   ------------
                                                     38,744,201
                                                   ------------
 Communications 1.7%
 Telephone/Communications
 Bell Atlantic Corp. ...................    51,500    2,616,844
 BroadWing, Inc. .......................   124,000    3,216,250
 Qwest Communications International Inc.    75,000    3,726,563
                                                   ------------
                                                      9,559,657
                                                   ------------
 Financial 10.7%
 Banks 0.9%
 FleetBoston Financial Corp. ...........    71,000    2,414,000
 Wells Fargo Co. .......................    68,000    2,635,000
                                                   ------------
                                                      5,049,000
                                                   ------------
 Insurance 4.5%
 American International Group, Inc. ....    72,483    8,516,753
 Aon Corp. .............................    99,000    3,075,188
 Cigna Corp. ...........................    40,000    3,740,000
 Hartford Financial Services Group, Inc.    60,000    3,356,250
 Jefferson Pilot Corp. .................    42,000    2,370,375


    The accompanying notes are an integral part of the financial statements.

                                           Shares    Value ($)
--------------------------------------------------------------

 St. Paul Companies, Inc. .............   119,000    4,060,875
                                                  ------------
                                                    25,119,441
                                                  ------------
 Consumer Finance 3.2%
 American Express Co. .................    80,400    4,190,850
 Capital One Finance Corp. ............    86,600    3,864,525
 Citigroup, Inc. ......................    94,000    5,663,500
 Household International, Inc. ........    92,000    3,823,750
                                                  ------------
                                                    17,542,625
                                                  ------------
 Other Financial Companies 2.1%
 Federal National Mortgage Association     61,500    3,209,531
 Marsh & McLennan Companies, Inc. .....    31,800    3,321,113
 Morgan Stanley Dean Witter & Co. .....    58,400    4,861,800
                                                  ------------
                                                    11,392,444
                                                  ------------
 Media 5.1%
 Advertising 0.5%
 Omnicom Group, Inc. ..................    29,600    2,636,250
                                                  ------------
 Broadcasting & Entertainment 3.9%
 Clear Channel Communications, Inc. ...    50,800    3,810,000
 Infinity Broadcasting Corp. "A" ......   152,927    5,572,278
 Univision Communication, Inc. ........    25,100    2,597,850
 Viacom, Inc. "B"* ....................    82,162    5,602,421
 Walt Disney Co. ......................   102,500    3,978,281
                                                  ------------
                                                    21,560,830
                                                  ------------
 Cable Television 0.7%
 AT&T Corp.-- Liberty Media Group "A"*    165,200    4,006,100
                                                  ------------
 Service Industries 1.8%
 EDP Services 0.5%
 First Data Corp. .....................    50,500    2,506,063
                                                  ------------
 Environmental Services 0.6%
 Transocean Sedo Forex, Inc. ..........    60,706    3,243,977
                                                  ------------
 Miscellaneous Commercial Services 0.3%
 Siebel Systems, Inc. .................     8,600    1,406,638
                                                  ------------
 Printing/Publishing 0.5%
 McGraw-Hill, Inc. ....................    47,100    2,543,400
                                                  ------------


    The accompanying notes are an integral part of the financial statements.

                                           Shares     Value ($)
-----------------------------------------------------------------

 Durables 1.8%
 Aerospace
 Boeing Co. ............................    88,600    3,704,588
 United Technologies Corp. .............   103,500    6,093,563
                                                   ------------
                                                      9,798,151
                                                   ------------
 Manufacturing 3.8%
 Diversified Manufacturing 3.0%
 General Electric Co. ..................   262,700   13,923,100
 Tyco International Ltd. ...............    53,200    2,520,350
                                                   ------------
                                                     16,443,450
                                                   ------------
 Machinery/Components/Controls 0.3%
 Parker-Hannifin Corp. .................    49,500    1,695,375
                                                   ------------
 Office Equipment/Supplies 0.5%
 Lexmark International Group, Inc. "A" .    43,300    2,911,925
                                                   ------------
 Technology 17.5%
 Computer Software 3.7%
 Microsoft Corp.* ......................   169,900   13,592,000
 Oracle Corp.* .........................    83,000    6,977,188
                                                   ------------
                                                     20,569,188
                                                   ------------
 Diverse Electronic Products 4.1%
 Applied Materials, Inc.* ..............    40,300    3,652,188
 Dell Computer Corp.* ..................   116,500    5,744,906
 General Motors Corp. "H" (New) ........    36,300    3,185,325
 Motorola Inc. .........................    98,900    2,874,281
 Solectron Corp. .......................   112,000    4,690,000
 Teradyne, Inc. ........................    36,500    2,682,750
                                                   ------------
                                                     22,829,450
                                                   ------------
 EDP Peripherals 0.3%
 VERITAS Software Corp.* ...............    14,000    1,582,219
                                                   ------------
 Electronic Components/Distributors 2.4%
 Cisco Systems, Inc.* ..................   208,100   13,227,356
                                                   ------------
 Electronic Data Processing 2.9%
 International Business Machines Corp. .    50,800    5,565,775
 Radioshack Corp. ......................   113,500    5,377,063
 Sun Microsystems, Inc.* ...............    55,800    5,074,313
                                                   ------------
                                                     16,017,151
                                                   ------------


    The accompanying notes are an integral part of the financial statements.

                                                                   Shares     Value ($)
---------------------------------------------------------------------------------------

 Semiconductors 4.1%
 Intel Corp. ...............................................       110,000   14,705,625
 Linear Technology Corp. ...................................        30,000    1,918,125
 Texas Instruments, Inc. ...................................        62,400    4,286,100
 Xilinx, Inc. ..............................................        19,500    1,609,959
                                                                           ------------
                                                                             22,519,809
                                                                           ------------
 Energy 4.0%
 Oil & Gas Production 2.4%
 Burlington Resources, Inc. ................................        66,000    2,524,500
 Exxon Mobil Corp. .........................................        89,064    6,991,524
 Royal Dutch Petroleum Co. (New York shares) ...............        57,000    3,509,063
                                                                           ------------
                                                                             13,025,087
                                                                           ------------
 Oilfield Services/Equipment 1.6%
 Halliburton Co. ...........................................        77,000    3,633,438
 Schlumberger Ltd. .........................................        70,800    5,283,452
                                                                           ------------
                                                                              8,916,890
                                                                           ------------

---------------------------------------------------------------------------------------
Total Common Stocks (Cost $259,918,921)                                     355,016,984
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $460,815,360) (a)                554,357,436
---------------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $461,052,158. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $93,305,278. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $103,643,403 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,338,125.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------
Investments in securities, at value (cost $460,815,360) ................   $554,357,436
Receivable for investments sold ........................................      6,364,690
Dividends receivable ...................................................        190,404
Interest receivable ....................................................      3,828,043
Receivable for Fund shares sold ........................................        144,236
Reimbursement from Adviser .............................................         28,105
Other assets ...........................................................         31,166
                                                                        ---------------
Total assets ...........................................................    564,944,080

Liabilities
   ------------------------------------------------------------------------------------
Due to custodian bank ..................................................          1,490
Payable for investments purchased ......................................      3,050,899
Payable for Fund shares redeemed .......................................        619,459
Accrued management fee .................................................        327,109
Accrued reorganization costs ...........................................        265,861
Accrued Trustees' fees and expenses ....................................         56,118
Other accrued expenses and payables ....................................        392,121
                                                                        ---------------
Total liabilities ......................................................      4,713,057
---------------------------------------------------------------------------------------
Net assets, at value                                                       $560,231,023
---------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ....................................         46,916
Net unrealized appreciation (depreciation) on investments ..............     93,542,076
Accumulated net realized gain (loss) ...................................      6,042,362
Paid-in capital ........................................................    460,599,669
---------------------------------------------------------------------------------------
Net assets, at value                                                       $560,231,023
---------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------

Net Asset Value, offering and redemption price per share ($560,231,023 /
   26,930,321 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ..............................   $      20.80


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $8,156) ...........   $ 1,317,241
Interest ......................................................     6,789,139
                                                              ---------------
Total Income ..................................................     8,106,380
Expenses:
Management fee ................................................     1,945,662
Services to shareholders ......................................     1,492,564
Custodian and accounting fees .................................        50,074
Auditing ......................................................        19,900
Legal .........................................................         6,453
Trustees' fees and expenses ...................................        72,668
Reports to shareholders .......................................        44,732
Registration fees .............................................        12,954
Reorganization fees ...........................................       313,877
Other .........................................................         3,945
                                                              ---------------
Total expenses, before expense reductions .....................     3,962,829
Expense reductions ............................................       (39,719)
                                                              ---------------
Total expenses, after expense reductions ......................     3,923,110
-----------------------------------------------------------------------------
Net investment income (loss)                                        4,183,270
-----------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------
Net realized gain (loss) from investments .....................     6,139,859
Net unrealized appreciation (depreciation) during the period on
   investments ................................................    (8,459,914)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (2,320,055)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 1,863,215
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        Six Months
                                                      Ended June 30,     Year Ended
                                                           2000         December 31,
Increase (Decrease) in Net Assets                      (Unaudited)         1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $   4,183,270    $   8,039,585
Net realized gain (loss) on investment transactions       6,139,859        8,108,433
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      (8,459,914)      43,321,558
                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations ................................       1,863,215       59,469,576
                                                    ---------------  ---------------
Distributions to shareholders from:
Net investment income .............................      (4,235,066)      (7,947,317)
                                                    ---------------  ---------------
Net realized gains ................................      (7,589,096)        (267,261)
                                                    ---------------  ---------------
Fund share transactions:
Proceeds from shares sold .........................      96,353,897      419,195,389
Reinvestment of distributions .....................      11,665,672        8,054,647
Cost of shares redeemed ...........................    (110,072,344)    (170,166,182)
                                                    ---------------  ---------------
Net increase (decrease) in net assets from Fund
   share transactions ............................       (2,052,775)     257,083,854
                                                    ---------------  ---------------
Increase (decrease) in net assets .................     (12,013,722)     308,338,852
Net assets at beginning of period .................     572,244,745      263,905,893
Net assets at end of period (including
   undistributed net investment income of $46,916
   and $98,712, respectively) .....................   $ 560,231,023    $ 572,244,745

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      27,060,834       13,918,098
                                                    ---------------  ---------------
Shares sold .......................................       4,653,109       21,428,478
Shares issued to shareholders in reinvestment of
   distributions ..................................         554,379          408,146
Shares redeemed ...................................      (5,338,001)      (8,693,888)
                                                    ---------------  ---------------
Net increase (decrease) in Fund shares ............        (130,513)      13,142,736
Shares outstanding at end of period ...............      26,930,321       27,060,834


    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------------
Years ended December 31,        2000(c)   1999     1998     1997     1996     1995
-------------------------------------------------------------------------------------
Net asset value, beginning of
period                         $21.15   $18.96   $16.85   $14.60   $14.12   $11.63
                               ------------------------------------------------------
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
  Net investment income (loss)
  (a)                             .16      .33      .36      .38      .36      .32
-------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                   (.11)    2.20     3.14     2.91     1.25     2.74
                               ------------------------------------------------------
-------------------------------------------------------------------------------------
  Total from investment
  operations                      .05     2.53     3.50     3.29     1.61     3.06
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
  Net investment income          (.11)    (.32)    (.37)    (.36)    (.34)    (.32)
-------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions        (.29)    (.02)   (1.02)    (.68)    (.79)    (.25)
                               ------------------------------------------------------
-------------------------------------------------------------------------------------
  Total distributions            (.40)    (.34)   (1.39)   (1.04)   (1.13)    (.57)
-------------------------------------------------------------------------------------
Net asset value, end of period $20.80   $21.15   $18.96   $16.85   $14.60   $14.12
                               ------------------------------------------------------
-------------------------------------------------------------------------------------
Total Return (%)                  .45**  13.46    21.10(b) 22.78(b) 11.54(b) 26.48(b)
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                      560      572      264      159      110      90
-------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           1.37(d)* 1.29     1.34     1.37     1.37    1.40
-------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           1.36(d)* 1.29     1.29     1.02     1.00    1.00
-------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                       1.53*    1.69     1.99     2.32     2.42    2.51
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)       113*     102       75       43       70     103
-------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b) Total returns would have been lower had certain expenses not been reduced.

(c)      For the six months ended June 30, 2000 (Unaudited).

(d) The ratios of operating expenses excluding costs incurred in connection with reorganization before and after expense reductions were 1.30% and 1.30%, respectively.

*        Annualized

**       Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-ended management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the six months ended June 30, 2000, purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations) aggregated $210,826,619 and $248,071,727, respectively. Purchases and sales of direct U.S. Government obligations aggregated $97,490,836 and $79,733,571, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the

Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Accordingly, for the six months ended June 30, 2000, the fee pursuant to the agreement amounted to $1,945,662.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended June 30, 2000, the amount charged to the Fund by SSC aggregated $240,951, of which $37,877 is unpaid at June 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the six months ended June 30, 2000, the amount charged to the Fund by STC aggregated $1,139,219, of which $198,899 is unpaid at June 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 2000, the amount charged to the Fund by SFAC aggregated $46,380, of which $7,888 is unpaid at June 30, 2000.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended June 30, 2000, Trustee fees and expenses aggregated $16,458. In addition, a one-time fee of $56,210 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $28,105 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the six months ended June 30,

2000, the Fund's custodian and transfer agent fees were reduced by $740 and $10,874, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Balanced Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of the fund.

                                                       Number of Votes:

   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          10,541,160           257,734
   Linda C. Coughlin                             10,546,548           252,346
   Dawn-Marie Driscoll                           10,544,878           254,015
   Edgar R. Fiedler                              10,539,694           259,200
   Keith R. Fox                                  10,530,873           268,021
   Joan E. Spero                                 10,537,400           261,494
   Jean Gleason Stromberg                        10,544,736           254,158
   Jean C. Tempel                                10,540,941           257,953
   Steven Zaleznick                              10,538,822           260,072
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the current fiscal year.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
     10,538,454             119,151              141,288                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

  Linda C. Coughlin*                         Kelly D. Babson*
    o  President and Trustee                   o  Vice President

  Henry P. Becton, Jr.                       Robert S. Cessine*
    o  Trustee; President, WGBH                o  Vice President
       Educational Foundation
                                             Gary A. Langbaum*
  Dawn-Marie Driscoll                          o  Vice President
    o  Trustee; President, Driscoll
       Associates; Executive Fellow,         Ann M. McCreary*
       Center for Business Ethics,             o  Vice President
       Bentley College
                                             John Millette*
  Peter B. Freeman                             o  Vice President and Secretary
    o  Trustee; Corporate Director
                                             John R. Hebble*
  George M. Lovejoy, Jr.                       o  Treasurer
    o  Trustee; President and Director,
       Fifty Associates                      Caroline Pearson*
                                               o  Assistant Secretary
  Wesley W. Marple, Jr.
    o  Trustee; Professor of Business        *Scudder Kemper Investments, Inc.
       Administration, Northeastern
       University

  Kathryn L. Quirk*
    o  Trustee, Vice President  and
       Assistant Secretary

  Jean C. Tempel
    o  Trustee; Managing Director,
       First Light Capital, LLC

Investment Products and Services
--------------------------------------------------------------------------------

1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds@
--------------------------------------------------------------------------------

 Money Market                                      U.S. Growth
   Scudder U.S. Treasury Money Fund                Value
   Scudder Cash Investment Trust                     Scudder Large Company Value Fund
   Scudder Money Market Series --                    Scudder Value Fund***
    Prime Reserve Shares*                            Scudder Small Company Value Fund
    Premium Shares*
    Managed Shares*                                Growth
   Scudder Tax Free Money Fund+                      Scudder Classic Growth Fund***
                                                     Scudder Capital Growth Fund***
 Tax Free+                                           Scudder Large Company Growth Fund***
   Scudder Medium Term Tax Free Fund                 Scudder Select 1000 Growth Fund
   Scudder Managed Municipal Bonds                   Scudder Development Fund
   Scudder High Yield Tax Free Fund***               Scudder Small Company Stock Fund***
   Scudder California Tax Free Fund**                Scudder 21st Century Growth Fund***
   Scudder Massachusetts Tax Free Fund**
   Scudder New York Tax Free Fund**                Global Equity
                                                   Worldwide
 U.S. Income                                         Scudder Global Fund
   Scudder Short Term Bond Fund                      Scudder International Fund++
   Scudder GNMA Fund***                              Scudder Global Discovery Fund***
   Scudder Income Fund                               Scudder Emerging Markets Growth Fund
   Scudder Corporate Bond Fund                       Scudder Gold Fund
   Scudder High Yield Bond Fund
                                                   Regional
 Global Income                                       Scudder Greater Europe Growth Fund
   Scudder Global Bond Fund                          Scudder Pacific Opportunities Fund
   Scudder Emerging Markets Income Fund              Scudder Latin America Fund
                                                     The Japan Fund, Inc.***
 Asset Allocation
   Scudder Pathway Conservative Portfolio          Industry Sector Funds
   Scudder Pathway Balanced Portfolio              Choice Series
   Scudder Pathway Growth Portfolio                  Scudder Health Care Fund
                                                     Scudder Technology Fund
 U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Dividend & Growth Fund
   Scudder Growth and Income Fund***
   Scudder Select 500 Fund
   Scudder S&P 500 Index Fund


--------------------------------------------------------------------------------

1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                  Education Accounts
   Traditional IRA                      Education IRA
   Roth IRA                             UGMA/UTMA
   SEP-IRA                              IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**@@
    Scudder Horizon Advantage**@@@

--------------------------------------------------------------------------------
Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.           Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.              Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.               Scudder New Asia Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

@ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*    A class of shares of the fund.

**   Not available in all states.

*** Only the Class S Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

@@ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investments' insurance agencies, 1-800-225-2470.

@@@ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder Kemper Investments' insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

          Convenient  Automatic Investment Plan
     ways to invest,
         quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                      Automatic Dividend Transfer

                      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                      QuickBuy

                      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                      Payroll Deduction and Direct Deposit

                      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

         Around-the- Automated Information Lines clock electronic
             account  Scudder Class S Shareholders:
         service and Call SAIL(TM) -- 1-800-343-2890 information,
      including some  AARP Investment Program Shareholders:
        transactions  Call Easy-Access Line -- 1-800-631-4636

                      Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                      Web Site

                      Scudder Class S Shareholders --
                      www.scudder.com

                      AARP Investment Program Shareholders --
                      aarp.scudder.com

                      Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

           Those who  Automatic Withdrawal Plan
           depend on
          investment You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses  and Scudder does the rest.
     can enjoy these
         convenient,  Distributions Direct
         timely, and
            reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days withdrawal  after each distribution is paid.
            programs
                      QuickSell

                      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

            For more  Scudder Class S Shareholders:
         information Call a Scudder representative at about these 1-800-SCUDDER services
                      AARP Investment Program Shareholders:
                      Call an AARP Investment Program representative at 1-800-253-2277

      Please address  For Scudder Class S Shareholders:
         all written
      correspondence  The Scudder Funds
                  to  PO Box 2291
                      Boston, Massachusetts
                      02107-2291

                      For AARP Investment Program Shareholders:

                      AARP Investment Program from Scudder
                      PO Box 2540
                      Boston, Massachusetts
                      02208-2540

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group